Exhibit 99.1

GENESCO CLOSES ACQUISITION
OF LEADING FOOTWEAR LICENSEE TOGAST AND
ENTERS INTO NEW LEVI’S FOOTWEAR LICENSE AGREEMENT

•	Renews and Extends the Company’s Men’s Dockers Footwear License

•	Acquisition Advances Genesco’s Footwear Focused Strategy and Builds on Genesco’s Licensed Brands Division

NASHVILLE, Tenn., Jan. 2, 2020 - Genesco Inc. (NYSE: GCO) announced today that it has closed the acquisition of the U.S. assets of New York-based Togast LLC, previously announced on December 18, 2019. Togast is a company that specializes in the design, sourcing and sale of licensed footwear. The acquisition is expected to be accretive to Genesco’s fiscal 2021 earnings.

As planned, at closing, Genesco also entered into a new U.S. footwear license agreement for men, women and children for Levi’s, as well as renewed and extended its men’s Dockers footwear license. The Togast purchase expands Genesco’s portfolio to include footwear licenses for G.H. Bass & Co., ADIO and FUBU, among others.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that the Company or its management believes or anticipates may occur in the future, including statements regarding expectations for the financial performance of the Company and the acquired business for fiscal 2021, and statements regarding the benefits of such acquisition to the Company. All forward-looking statements are based upon the Company’s current expectations, various assumptions, and data available from third parties. The Company’s expectations and assumptions are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: failure or delay in the integration of the business; failure to realize expected benefits of the transaction, including a positive impact on the Company’s earnings; the potential for litigation or governmental investigations relating to the transaction; potential adverse reactions or changes to business or employee relationships; and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and in the Company’s other filings with the Securities and Exchange Commission which are available at http://sec.gov. The Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events. For any forward-looking statements contained in this or any other document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company assumes no obligation to update any such statement.

Exhibit 99.1

About Genesco Inc.
Genesco Inc., a Nashville-based specialty retailer, sells footwear and accessories in more than 1,490 retail stores throughout the U.S., Canada, the United Kingdom and the Republic of Ireland, principally under the names Journeys, Journeys Kidz, Schuh, Schuh Kids, Little Burgundy, Johnston & Murphy, and on internet websites www.journeys.com, www.journeyskidz.com, www.journeys.ca, www.schuh.co.uk, www.littleburgundyshoes.com, www.johnstonmurphy.com, www.johnstonmurphy.ca, www.trask.com, and www.dockersshoes.com.   In addition, Genesco sells wholesale footwear under its Johnston & Murphy brand, the Trask brand, the licensed Dockers brand, and other brands. For more information on Genesco and its operating divisions, please visit www.genesco.com.

Genesco Inc. Financial Contacts:
Mel Tucker
Senior Vice President, Chief Financial Officer
Genesco Inc.
(615) 367-7465
mtucker@genesco.com

Dave Slater
Vice President, Financial Planning & Analysis and IR
Genesco Inc.
(615)367-7604
dslater@genesco.com

Genesco Inc. Media Contact:
Claire S. McCall
Director, Corporate Relations
Genesco Inc.
(615) 367-8283
cmccall@genesco.com